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                                                                    EXHIBIT 23.1

                              ACCOUNTANTS' CONSENT

Board of Directors
ViroPharma Incorporated:

We consent to the use of our report incorporated herein by reference and to our firm under the heading "Experts" in the prospectus.

                                         /s/ KPMG LLP

Princeton, New Jersey
September 7, 2001